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                                                                    EXHIBIT 23.2


                                 ARTHUR ANDERSEN LLP




                           CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 19, 1997, with respect to the consolidated financial statements of BF Enterprises, Inc. and subsidiaries and related financial statement schedules included on Form 10-K for the year ended December 31, 1996, incorporated by reference into this Registration Statement of BF Enterprises, Inc.



                                            /s/ Arthur Andersen LLP
                                                ARTHUR ANDERSEN LLP



SAN FRANCISCO, CALIFORNIA
  JULY 14, 1997